                                                                   Exhibit 3-204
--------------------------------------------------------------------------------

Applicant's Account No. _____

DSCB-BCL-204 (Rev. 8.72)                                                                               Filed this 17th day of
                                                                                                       June 1983, A.D.
Filing Fee: $79                                                                                        Commonwealth of Pennsylvania
AlB.7                                                                                                  Department of State

Articles of                                        COMMONWEALTH OF PENNSYLVANIA                        /s/ [graphic of signature]
Incorporation -                                         DEPARTMENT OF STATE                            -----------------------------
Domestic Business Corporation                           CORPORATION BUREAU                             Secretary of the Commonwealth

------------------------------------------------------------------------------------------------------------------------------------

   In compliance with the requirements of section 294 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1. The name of the corporation is: West Haven Management Corp.

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

   Box 278  Goodview Drive
   -----------------------------------------------------------------------------
   (NUMBER)        (STREET)

   Apollo           Pennsylvania        15613
   -----------------------------------------------------------------------------
                    (CITY)              (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the purpose of engaging in any and all lawful businesses for which corporations may be incorporated thereunder, including, without limitation, to own, use and deal in personal property of every class and description; furnish services; and acquire, own, use and dispose of real property of any nature whatsoever.

4. The term for which the corporation is to exist is: Perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

   10,000,000 shares of common stock at $1.00 par value.



                                     form 4

DSCB-BCL-204 (Rev. 8.72)-2

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

                                   ADDRESS                                                NUMBER AND CLASS OF SHARES
NAME                               (including street and number, if any)
                                   900 Oliver Building
Hilary G. Lynch                    Pittsburgh, PA 15222                                   1 Share common


   IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 10th day of June, 1983.


___________________ (SEAL)        /s/ Hilary G. Lynch (SEAL)
                                  -------------------
                                  Hilary G. Lynch

                                  ___________________ (SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM:

   A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

   B. One or more corporations or natural persons of full age may incorporate a business corporation.

   C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 ... etc.

   D.  The following shall accompany this form:

       (1) Three copies of Form DSCB:BCL-206 (Registry Statement Domestic or Foreign Business Corporation).

       (2)  Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
            Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

       (3)  Any necessary governmental approvals.

  E. BCL ss.205 (15 Pa. S. ss.1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                                                     RECEIVED
                                                                  1383 o AH 8 53
                                                                  DEPT. OF STATE

                          Commonwealth of Pennsylvania

                              Department of State


                                [graphic omitted]


                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

              To All to Whom These Presents Shall Come, Greeting:



Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                           WEST HAVEN MANAGEMENT CORP.

Therefore, know ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

   Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

[graphic omitted]             Given under my Hand and the Great Seal of the
                              Commonwealth, at the City of Harrisburg, this 17th day of June in the year of our Lord one thousand nine hundred and eighty-three and of the Commonwealth the two hundred seventh.

                              /s/ [graphic of signature]
                              -----------------------------
                              Secretary of the Commonwealth



ROSE SCHMIDT DIXON & HASLEY ESQS
ATTN: SANDRA N DRASKOVICH
900 OLIVER BLDG
PITTSBURGH, PA 15222

Applicant's Account No. _____

DSCB-BCL-806 (Rev. 8.72)                                                                               Filed this --- day of
                                                                                                       Nov. 14, 1983, A.D.19
Filing Fee: $40                                                                                        Commonwealth of Pennsylvania
AB-2                                                                                                   Department of State

Articles of                                        COMMONWEALTH OF PENNSYLVANIA                        /s/ [graphic of signature]
Amendment -                                         DEPARTMENT OF STATE                            -----------------------------
Domestic Business Corporation                           CORPORATION BUREAU                             Secretary of the Commonwealth
                                                             768969
------------------------------------------------------------------------------------------------------------------------------------


   In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is: West Haven Management Corp.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

   Box 278          Goodview Drive
   ----------------------------------------------------------------------------
   (NUMBER)        (STREET)

   Apollo           Pennsylvania        15613
   -----------------------------------------------------------------------------
   (CITY)                       (ZIP CODE)

3. The statute by or under which it was incorporated is:

   Business Corporation Law of the Commonwealth of Pennsylvania

4. The date of its incorporation is: June 17, 1983

5.  (Check, and if appropriate, complete one of the following):

   |_| The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

   Time: The _________ day of _________ _________, 19___.

   Place: ______________________________________________________________________

   Kind and period of notice ___________________________________________________

|x| The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

   (a)  The total number of shares outstanding was: 1

   (b)  The number of shares entitled to vote was: 1

7. In the action taken by the shareholders:

   (a)  The number of shares voted in favor of the amendment was: 1

   (b)  The number of shares voted against the amendment was: 1

8. The amendment adopted by the shareholders, set forth in full, is as follows:

   The name of the corporation be changed from West Haven Management Corp. to Manor Management Corp. of Georgian Manor, Inc.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this day of November 9, 1983.


                                                 WEST HAVEN MANAGEMENT CORP.
                                                 ---------------------------------------------
                                                 (NAME OF CORPORATION)

Attest: /s/ [graphic of signature]                       By: /s/ [graphic of signature]
--------------------------------------------     ---------------------------------------------
        (SIGNATURE)                                        (SIGNATURE)

Secretary                                        President
--------------------------------------------     ---------------------------------------------
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)    (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)




(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

   A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

   B.  Any necessary governmental approvals shall accompany this form.

   C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

   D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

   E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

   F. BCL ss.807 (15 P. S. ss.1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          Commonwealth of Pennsylvania

                                [graphic omitted]

                              Department of State

              To All to Whom These Presents Shall Come, Greeting:



   Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three,
P. L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

   Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                          WEST HAVEN MANAGEMENT CORP.

                                name changed to

                 MANOR MANAGEMENT CORP. OF GEORGIAN MANOR, INC.

Therefore, know ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

   Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 14th day of November in the year of our Lord one thousand nine hundred and eighty-three and of the Commonwealth the two hundred and eighth.

                                            /s/ [graphic of signature]
                                            ------------------------------------
                                            Secretary of the Commonwealth

Applicant's Account No. _____                                                                         Filed this ___ day of
                                                                                                      DEC. 10, 1983, A.D. 19
DSCB:BCL.806 (Rev. 8.72)                                                                              Commonwealth of Pennsylvania
                                                                                                      Department of State
Filing Fee: $40
AB-2                                                                                                  /s/ [graphic of signature]
                                                        COMMONWEALTH OF PENNSYLVANIA                  ------------------------------
Articles of                                                  DEPARTMENT OF STATE                      Secretary of the Commonwealth
Amendment -                                                  CORPORATION BUREAU
Domestic Business Corporation                                      768969


   In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

  Manor Management Corp. of Georgian Manor, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

     Box 278          Goodview Drive
   -----------------------------------------------------------------------------
     (NUMBER)        (STREET)

     Apollo           Pennsylvania        15613
   -----------------------------------------------------------------------------
     (CITY)                       (ZIP CODE)

3.   The statute by or under which it was incorporated is:

     Business Corporation Law of the Commonwealth of Pennsylvania

4.   The date of its incorporation is: June 17, 1983

5.    (Check, and if appropriate, complete one of the following):

   |_| The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

   Time: The _________ day of _________ _________, 19___.

   Place: _________________________________________

   Kind and period of notice _________________________________


   |x| The amendment was adopted by a consent, in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of shareholders:

     (a)  The total number of shares outstanding was:

          1

     (b)  The number of shares entitled to vote was:

7.   In the action taken by the shareholders:

     (a)  The number of shares voted in favor of the amendment was:

          1

     (b)  The number of shares voted against the amendment was:

          0

8. The amendment adopted by the shareholders, set forth in full, is as follows:

  The capitalization of the corporation be changed from 10,000,000 shares of common stock at $1.00 par value to 10,000,000 shares of common stock at no par value.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this day of December 15, 1983.

                                   MANOR MANAGEMENT CORP. OF
                                   GEORGIAN MANOR, INC.
                                   ---------------------------------------------
                                              (NAME OF CORPORATION)

                                   By: /s/ [graphic of signature]
                                   ---------------------------------------------
                                                 (SIGNATURE)

Attest:                                /s/ [graphic of signature]
                                   ---------------------------------------------
                                     (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)


/s/ [graphic of signature]
--------------------------------------------
               (SIGNATURE)

Assistant Secretary
--------------------------------------------
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)


(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

 A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

 B.  Any necessary governmental approvals shall accompany this form.

 C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

 D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

 E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

 F. BCL ss.807 (15 P. S. ss.1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          Commonwealth of Pennsylvania

                                graphic omitted

                              Department of State

              To All to Whom These Presents Shall Come, Greeting:


Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.
L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by


                 MANOR MANAGEMENT CORP. OF GEORGIAN MANOR, INC.

Therefore, know ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 16th day of December in the year of our Lord one thousand nine hundred and eighty-three and of the Commonwealth the two hundred and eighth.

                                           /s/ [graphic of signature]
                                           -------------------------------------
                                               Secretary of the Commonwealth

Applicant's Account No. _____                                                                         Filed this ___ day of ___
                                                                                                      JAN 29  ___ , 19 ___
DSCB: BCL-307 (Rev. 8-72)                                                                             Commonwealth of Pennsylvania
                                                                                                      Department of State
Filing Fee: $40
AB.2                                                                                                  /s/ [graphic of signature]
                                                            (Line for numbering)                      ------------------------------
Statement of                                                       768969                             Secretary of the
Change of Registered                                    COMMONWEALTH OF PENNSYLVANIA                  Commonwealth
Office-Domestic                                              DEPARTMENT OF STATE
Business Corporation                                         CORPORATION BUREAU

                             (Box for certification)

   In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1. The name of the corporation is:

Manor Management Corp. of Georgian Manor, Inc.
--------------------------------------------------------------------------------

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

     Box 278          Goodview Drive
--------------------------------------------------------------------------------
     (NUMBER)        (STREET)

     Apollo           Pennsylvania        15613
--------------------------------------------------------------------------------
     (CITY)                       (ZIP CODE)

3. The address to which the registered office in this Commonwealth is to be changed is:

     Suite 100,          148 West State Street
   -----------------------------------------------------------------------------
     (NUMBER)        (STREET)

     Kennett Square           Pennsylvania     19348       15
   -----------------------------------------------------------------------------
     (CITY)                       (ZIP CODE)



4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 28th day of January, 1987.

                                                       Manor Management Corp. of
                                                            Georgian Manor, Inc.
                                                   -----------------------------
                                                           (NAME OF CORPORATION)

                                                  By: /s/ Michael R. Walker
                                                  ------------------------------
                                                            (SIGNATURE)

                                                   Michael R. Walker, Chairman
                                                   -----------------------------

Attest:

/s/ Elaine F. Covelesky
-------------------------------------
       (SIGNATURE)

Elaine F. Covelesky
--------------------------------------
   (TITLE: ASSISTANT SECRETARY)



(CORPORATE SEAL)

Microfilm Number _____         Filed with the Department of State on JAN 28 1993

Entity Number 768969                         /s/ [graphic of signature]
                                             -----------------------------------
                                                Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:l5-1507/4144/5507/6144/8506 (Rev. 90)

Indicate type of entity (check one):


|x| Domestic Business Corporation (15 Pa.C.S. ss. 1507)    |_| Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S ss. 4144)      |_| Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)



   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation is MANOR MANAGEMENT CORP. OF GEORGIAN MANOR.
INC.

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

  (a)  148 West State Street, Kennett Square, PA 19348      Chester
       -------------------------------------------------------------------------
          Number and Street         City    State   Zip        County

  (b) c/o
       -------------------------------------------------------------------------
          Name of Commercial Registered Office Provider           County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          ----------------------------------------------------------------------
          Number and Street     City    State   Zip       County

    (b) The registered office of the corporation or limited partnership shall be provided by:

          c/o: C T CORPORATION SYSTEM                         Chester
          ----------------------------------------------------------------------
           Name of Commercial Registered Office Provider      County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 27th day of January, 1993.

                                  MANOR MANAGEMENT CORP. OF GEORGIAN MANOR, INC.
                                  ----------------------------------------------
                                     Name of Corporation/Limited Partnership

                                                  BY: /s/ [graphic of signature]
                                                  ------------------------------
                                                           (Signature)

                                                  TITLE:  Assistant Secretary
                                                  ------------------------------

Microfilm Number _____         Filed with the Department of State on JUN 13 1996

Entity Number 768969                               /s/ [graphic of signature]
                                                   -----------------------------
                                                   Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:l5-1507/4144/5507/6144/8506 (Rev. 90)

Indicate type of entity (check one):


|x| Domestic Business Corporation (15 Pa.C.S. ss. 1507)         |_| Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S ss. 4144)           |_| Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)


   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Manor Management Corp. of Georgian Manor, Inc.

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department);

     (a)  1635 Market Street,   Philadelphia, PA   19103,   Philadelphia County

          ----------------------------------------------------------------------
          Number and Street     City          State  Zip    County

  (b) c/o: C.T. Corporation System

          ----------------------------------------------------------------------
          Name of Commercial Registered Office Provider      County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          148 W. State Street,  Kennett Square, PA  19348,   Chester County
          ----------------------------------------------------------------------
          Number and Street     City     State  Zip          County

     (b) The registered office of the corporation or limited partnership shall be provided by:
      --------------------------------------------------------------------------
      Name of Commercial Registered Office Provider            County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

                         JUN 13 96   PA Dept. of State

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 10th day of June, 1996.

                                  Manor Management Corp. of Georgian Manor, Inc.
                                  ----------------------------------------------
                                     Name of Corporation/Limited Partnership

                                  BY: /s/ Ira C. Gubernick, Esquire
                                  ----------------------------------------------
                                                (Signature)

                                  TITLE:  Corporate Secretary
                                  ----------------------------------------------

                                  2002027-348

                        PENNSYLVANIA DEPARTMENT OF STATE

                               CORPORATION BUREAU





Entity Number                Decennial Report of
   768969             Association Continued Existence
                          (54 Pa. C.S, ss. 503)

Name

CT Corporation
---------------------------------------
                                              Document will be returned to the
Address                                       name and address you enter to the
---------------------------------------       left.
                                              [graphic omited]
---------------------------------------
City     State    Zip Code
---------------------------------------

Fee: $52                     Filed in the Department of State on JAN 02 2002

                                                 /s/ [graphic of signature]
                                                 -------------------------------
                                                  Secretary of the Commonwealth

   In compliance with the requirements of 54 Pa.C.S. ss. 503 (relating to decennial filings required) the undersigned association hereby states that:

     1. The name of the association to which this report relates is:

     Manor Management Corporation of Georgian Manor, Inc.
     ---------------------------------------------------------------------------

     2. The (a) address of this association's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

        (a)  Number and Street      City     State     Zip   County

             101 E. State Street Kennett Square PA   19348  Chester
             -------------------------------------------------------------------

        (b)  Name of Commercial Registered Office Provider          County

             -------------------------------------------------------------------

     3. The association has not during the preceding ten years made any filing in the Department a permanent record of which is retained by the Department.

     4. The association continues to exist.


     2002 JAN-2 PM 1:36

     PA Dept. of State

DSCB:54-503-2

                      IN TESTIMONY WHEREOF, the undersigned association has caused this Decennial Report of Association Continued Existence to be signed by a duly authorized officer this

                      ____ day of ____ , _____

                      Manor Mgmt.  Corp. of Georgian Manor, Inc.
                      -------------------------------------------
                                    Name of Association

                      /s/ [graphic of signature]
                      -------------------------------------------
                                     Signature

                      Sr. VP. General Counsel & Secretary
                      -------------------------------------------
                                       Title